UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): January 2, 2008

APPLE REIT EIGHT, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-140548	20-8268625
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia		23219
(Address of principal executive offices)		(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Eight, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated January 2, 2008 and filed (by the required date) on January 7, 2008 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01	Financial Statements and Exhibits.

Georgia Hotel

(a)	Financial statements of business acquired.

Newport Historic, L.L.C., Newport Virginian, L.L.C. and Newport Savannah, L.L.C.

(prior owners of the Port Wentworth/Savannah, Georgia Hampton Inn Hotel)

Independent Auditor’s Report	2
Combined Balance Sheets – December 31, 2007 and 2006	3
Combined Statements of Operations and Changes in Owners’ Equity – Years Ended December 31, 2007 and 2006	4
Combined Statements of Cash Flows – Years Ended December 31, 2007 and 2006	5
Notes to Combined Financial Statements	6

(b)	Pro forma financial information.

The below pro forma financial information pertains to the hotel referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

Apple REIT Eight, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2007	11
Notes to Pro Forma Condensed Consolidated Balance Sheet	13
Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2007	14
Notes to Pro Forma Condensed Consolidated Statement of Operations	16

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

None.

INDEPENDENT AUDITOR’S REPORT

To the Members

Newport Historic, L.L.C.

Newport Virginian, L.L.C.

Newport Savannah, L.L.C.

Williamsburg, Virginia

We have audited the combined balance sheets of Newport Historic, L.L.C., Newport Virginian, L.L.C. and Newport Savannah, L.L.C. (the Company), as of December 31, 2007 and 2006, and the related combined statements of operations and changes in owners’ equity and cash flows for the years then ended. These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we do not express such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements, assessing the accounting principles used and significant estimated made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 8, during January 2008 the Company sold substantially all of its assets.

/s/ PKF Witt Mares, PLC

Norfolk, Virginia

February 15, 2008

NEWPORT HISTORIC, L.L.C.

NEWPORT VIRGINIAN, L.L.C.

NEWPORT SAVANNAH, L.L.C.

Combined Balance Sheets

December 31, 2007 and 2006

	2007	2006
ASSETS
Investment in hotel, net	$7,753,894	$7,984,598
Cash and cash equivalents	152,812	67,960
Escrow deposits	196,414	228,651
Accounts receivable	14,367	24,068
Due from affiliates	2,061,795	2,041,486
Prepaid expenses and other assets	16,150	18,729
Intangible assets, net	130,810	151,364

Total assets	$10,326,242	$10,516,856

LIABILITIES AND OWNERS’ EQUITY
Mortgage note payable	$3,633,051	$3,743,253
Accounts payable and accrued expenses	154,258	220,732
Due to affiliates	5,296,269	5,606,002

Total liabilities	9,083,578	9,569,987
Owners’ equity	1,242,664	946,869

Total liabilities and owners’ equity	$10,326,242	$10,516,856

See accompanying notes.

NEWPORT HISTORIC, L.L.C.

NEWPORT VIRGINIAN, L.L.C.

NEWPORT SAVANNAH, L.L.C.

Combined Statements of Operations and Changes in Owners’ Equity

Years Ended December 31, 2007 and 2006

	2007	2006
REVENUES
Rooms	$2,942,053	$2,904,353
Other income	39,763	108,221

Total revenues	2,981,816	3,012,574

OPERATING EXPENSES
Rooms	733,276	754,318
Other	38,471	25,399
Depreciation and amortization	299,141	292,053
Real estate taxes, insurance and other	159,941	159,895
Property operation, maintenance and energy costs	286,947	295,033
Management and franchise fees	389,618	381,401
Administrative	381,756	375,312

Total operating expenses	2,289,150	2,283,411

OPERATING INCOME	692,666	729,163

OTHER INCOME (EXPENSE)
Interest expense	(445,406)	(436,668)
Interest income	48,535	39,477

Total other income (expense)	(396,871)	(397,191)

Net income	295,795	331,972
Owners’ equity, beginning of the year	946,869	614,897

Owners’ equity, end of the year	$1,242,664	$946,869

See accompanying notes.

NEWPORT HISTORIC, L.L.C.

NEWPORT VIRGINIAN, L.L.C.

NEWPORT SAVANNAH, L.L.C.

Combined Statements of Cash Flows

Years Ended December 31, 2007 and 2006

	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$295,795	$331,972
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	299,141	292,053
Changes in operating assets and liabilities:
Accounts receivable	9,701	(13,686)
Prepaid expenses and other assets	2,579	(2,643)
Accounts payable and accrued expenses	(66,474)	13,060

Net cash provided by operating activities	540,742	620,756

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(47,883)	(64,574)
Net (increase) decrease in escrow deposits	32,237	(142,539)
Net (advances to) repayments from affiliates	(20,309)	377,197
Net advances from (repayments to) affiliates	(309,733)	(718,097)

Net cash used in investing activities	(345,688)	(548,013)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on mortgage note payable	(110,202)	(102,424)

Net cash used in financing activities	(110,202)	(102,424)

Net increase (decrease) in cash and cash equivalents	84,852	(29,681)

CASH AND CASH EQUIVALENTS
Beginning	$67,960	$97,641

Ending	$152,812	$67,960

SUPPLEMENTAL CASH FLOW DISCLOSURES
Cash paid for interest	$445,406	$436,668

See accompanying notes.

NEWPORT HISTORIC, L.L.C.

NEWPORT VIRGINIAN, L.L.C.

NEWPORT SAVANNAH, L.L.C.

Notes to Combined Financial Statements

December 31, 2007 and 2006

NOTE 1. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Newport Historic, L.L.C., Newport Virginian, L.L.C. and Newport Savannah, L.L.C. (the Company) are limited liability companies that were formed in October 1994, June 1997 and January 2004, respectively, for the purpose of acquiring, owning and operating a hotel. During 2004, the Company acquired an existing Hampton Inn by Hilton Hotels (the hotel) as part of a like-kind exchange. The hotel has 106 rooms and is located in Savannah, Georgia.

Basis of Accounting

The financial statements have been prepared on the accrual basis in accordance with accounting principles generally accepted in the United States.

Principles of Combination

The combined financial statements include the accounts of Newport Historic, L.L.C. (Historic), Newport Virginian, L.L.C. (Virginian) and Newport Savannah, L.L.C. (Savannah). Historic and Virginian own the hotel property and improvements. Savannah operates the hotel and leases the property and improvements from Historic and Virginian. All intercompany transactions and balances have been eliminated.

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with maturities of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable are primarily comprised of trade receivables due from guests of the hotel. The Company uses the allowance method to account for uncollectible receivables and management determined that no allowance was considered necessary at December 31, 2007 and 2006. Recoveries of trade receivables previously written off are recorded when received.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(Continued)

NEWPORT HISTORIC, L.L.C.

NEWPORT VIRGINIAN, L.L.C.

NEWPORT SAVANNAH, L.L.C.

Notes to Combined Financial Statements

December 31, 2007 and 2006

NOTE 1. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

(Continued)

Advertising and Promotion Costs

Advertising and promotion costs are charged to operations as incurred and totaled $85,212 and $64,386 for 2007 and 2006, respectively.

Investment in Hotel

Investment in hotel is stated at cost less accumulated depreciation. Major repairs and improvements are capitalized and normal maintenance and repairs are charged to expense as incurred. Upon retirement or sale of an asset, the cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations.

Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets. Management estimates the useful lives of assets to be 39 years for buildings and improvements, 15 years for land improvements and 5 to 7 years for furniture, fixtures and equipment.

Escrow Deposits

An escrow deposit for repairs, replacements and maintenance are maintained under the control of the Company. Escrow deposits for taxes and insurance are maintained under the control of the mortgage lender.

Impairment of Long-Lived Assets

The Company’s management reviews the carrying value of tangible and intangible assets whenever significant events or changes in circumstances occur that might impair the recovery of these costs. Recovery is evaluated by measuring the carrying value of the assets against the associated future estimated cash flows. Management’s estimates of fair values are based on the best information available and require the use of estimates, judgment and projections as considered necessary. Actual results may vary. As of December 31, 2007 and 2006, no impairment losses were recognized.

Intangible Assets

Financing costs are recorded at cost and are being amortized by the straight-line method over ten years, the term of the related note payable. The initial franchise fee was recorded at cost and is amortized by the straight-line method over thirteen years, the contractual term of the franchise agreement. Software is recorded at cost and amortized by the straight-line method over three years.

(Continued)

NEWPORT HISTORIC, L.L.C.

NEWPORT VIRGINIAN, L.L.C.

NEWPORT SAVANNAH, L.L.C.

Notes to Combined Financial Statements

December 31, 2007 and 2006

NOTE 1. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

(Concluded)

Revenue Recognition

Room revenue represents revenue derived from the rental of rooms. Revenues are recognized as room stays occur.

Occupancy and Other Taxes

Revenue is reported net of occupancy and other taxes collected from customers and remitted to governmental authorities.

Income Taxes

The Company consists of three limited liability companies. The members of each limited liability company separately account for each entity’s items of income, deductions, losses, and credits for federal income tax reporting.

NOTE 2. MORTGAGE NOTE PAYABLE

Mortgage note payable at December 31, 2007 and 2006 consisted of the following:

	2007	2006
Capmark, installment note, collateralized by property, due monthly at $31,775, including interest at 7.24%, maturing 2018	$3,633,051	$3,743,253

Future principle maturities of the note payable are as follows:

2008	$126,471
2009	135,938
2010	146,113
2011	157,050
2012	168,805
Thereafter	2,898,674

$3,633,051

NEWPORT HISTORIC, L.L.C.

NEWPORT VIRGINIAN, L.L.C.

NEWPORT SAVANNAH, L.L.C.

Notes to Combined Financial Statements

December 31, 2007 and 2006

NOTE 3. INTANGIBLE ASSETS

Intangible assets at December 31, 2007 and 2006 consisted of the following:

	2007	2006
Deferred financing costs	$149,210	$149,210
Franchise fee	47,700	47,700
Software	17,216	17,216

	214,126	214,126
Less accumulated amortization	83,316	62,762

Intangibles, net	$130,810	$151,364

NOTE 4. INVESTMENT IN HOTEL

Investment in hotel at December 31, 2007 and 2006 consisted of the following:

	2007	2006
Land	$570,080	$570,080
Building and improvements	7,560,898	7,560,898
Furnishings and equipment	553,704	505,820

Total cost	8,684,682	8,636,798
Less accumulated depreciation	930,788	652,200

Investment in hotel, net	$7,753,894	$7,984,598

NOTE 5. FRANCHISE AGREEMENT

The Company operates the hotel as a Hampton Inn under a franchise agreement with Hilton Hotels. The Company is required to pay the franchisor a flat fee monthly for dues, software support, etc., and is required to pay franchise, marketing, and reservation service fees which are based on a percentage of gross room revenues. These fees totaled $229,452 and $240,138 for 2007 and 2006, respectively.

NEWPORT HISTORIC, L.L.C.

NEWPORT VIRGINIAN, L.L.C.

NEWPORT SAVANNAH, L.L.C.

Notes to Combined Financial Statements

December 31, 2007 and 2006

NOTE 6. RELATED PARTIES

Certain members owning a substantial portion of the Company are related to and are partners in Carevest, LP. (Carevest). As needed, money is transferred to and from the hotel by Carevest. The Company owed Carevest $3,506,380 and $3,781,350 at December 31, 2007 and 2006, respectively.

Certain members owning a substantial portion of the Company are related shareholders of TLC Capital, Inc. (TLC). As needed, money is transferred to and from the hotel by TLC. The Company was owed funds by TLC totaling $303,775 and $285,037, at December 31, 2007 and 2006, respectively.

The Company is affiliated with Newport Patriot, L.L.C. through common ownership and has borrowed funds from this affiliate. As of December 31, 2007 and 2006, $1,789,889 and $1,824,652, respectively, was due to Newport Patriot, L.L.C.

The Company has advanced funds to one of the members, Hospitality Hotels, L.L.C. As of December 31, 2007 and 2006, the Company was owed $1,639,246 by this member.

Newport Hospitality Group, Inc. (the Group) is the managing company for the hotel. The Group is affiliated with the members through common ownership. The Company owed the Group $50,005 and $16,211 and the Group owed the Company $118,774 and $117,203 at December 31, 2007 and 2006, respectively. Management fee expense incurred by the Company with the Group totaled $108,777 and $109,788 for the years ended December 31, 2007 and 2006, respectively.

NOTE 7. CONCENTRATIONS

From time to time, the Company maintains bank deposits in excess of federally insured limits. As of December 31, 2007 and 2006, no bank deposit balances exceeded the federal insurance limit.

NOTE 8. SUBSEQUENT EVENT

During January 2008, substantially of the Company’s assets were sold for a gross purchase price of approximately $10 million.

Apple REIT Eight, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2007 (unaudited)

(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Eight, Inc. gives effect to the following hotel acquisition:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Hampton Inn	Port Wentworth, GA	$10.8	January 2, 2008

This Pro Forma Condensed Consolidated Balance Sheet also assumes that the hotel had been leased to our wholly-owned taxable REIT subsidiary pursuant to a master hotel lease arrangement. The hotel acquired will be managed by an affiliate of Newport Hospitality Group, Inc., under a separate management arrangement.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Eight, Inc. and the historical balance sheet of the hotel property.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Eight, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transaction had been completed as of December 31, 2007, nor does it purport to represent the future financial position of Apple REIT Eight, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheet of the acquired hotel, as included in this document.

Balance Sheet as of December 31, 2007 (unaudited)

(In thousands, except share data)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$87,310	$11,104	(A)	$98,414
Cash and cash equivalents	562,009	(11,104	)(B)	550,905
Other assets	21,452	—		21,452

Total Assets	$670,771	—		$670,771

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Accounts payable and accrued expenses	$452	$—		$452

Total liabilities	452	—		452

Preferred stock, authorized 15,000,000 shares	—	—		—
Series A preferred stock, no par value, authorized 200,000,000 shares	—	—		—
Series B convertible preferred stock, no par value, authorized 240,000 shares	24	—		24
Common stock, no par value, authorized 200,000,000 shares	679,361	—		679,361
Distributions greater than net income	(9,066)	—		(9,066)

Total shareholders’ equity	670,319	—		670,319

Total liabilities and shareholders’ equity	$670,771	$—		$670,771

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The estimated total purchase price for the property that has been purchased after December 31, 2007 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Port Wentworth, GA Hampton Inn
Purchase price per contract	$10,780
Other closing and capitalized costs (credits) incurred	108
Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	216

Investment in hotel properties	11,104	(A)
Net other assets/(liabilities) assumed	—

Total purchase price	$11,104	(B)

(B)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisition.

Apple REIT Eight, Inc.

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the year ended December 31, 2007

(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Eight, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Courtyard	Somerset, NJ	$16.0	November 9, 2007
Hampton Inn	Bowling Green, KY	18.8	December 6, 2007
Homewood Suites	Chattanooga, TN	8.6	December 14, 2007
Hampton Inn	Port Wentworth, GA	10.8	January 2, 2008
SpringHill Suites	Greensboro, NC	8.0	November 9, 2007
Courtyard	Harrisonburg, VA	23.2	November 16, 2007

	Total	$85.4

The Pro Forma Condensed Consolidated Statement of Operations also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Newport Hospitality Group, Inc. or by an affiliate of Larry Blumberg & Associates under separate management arrangements.

Such pro forma information is based in part upon the historical Consolidated Statement of Operations of Apple REIT Eight, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Eight, Inc. is not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed as of January 1, 2007, nor do they purport to represent the future financial results of Apple REIT Eight, Inc.

The unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the historical Statements of Operations of the acquired hotels, as included in this document.

For the year ended December 31, 2007 (unaudited)

(In thousands, except per share data)

	Company Historical Statement of Operations	TLC Somerset, S.M.L.L.C. Somerset, NJ Courtyard (A)	Newport Patriot, L.L.C. Bowling Green, KY Hampton Inn (A)	Amtel Associates, LLC Chattanooga, TN Homewood Suites (A)	BRR Greensboro, S.M.L.L.C. & BRR Harrisonburg, S.M.L.L.C. SpringHill Suites and Courtyard (A)	Newport Historic, L.L.C., Newport Virginian, L.L.C. & Newport Savannah, L.L.C. Port Wentworth, GA Hampton Inn (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$1,385	$4,181	$3,181	$2,011	$5,395	$2,942	$—		$19,095
Other revenue	100	429	51	50	239	40	—		909

Total revenue	1,485	4,610	3,232	2,061	5,634	2,982	—		20,004

Expenses
Operating expenses	769	2,284	1,343	725	2,002	1,058	—		8,181
General and administrative	1,046	463	315	178	574	382	550	(B)	3,508
Management and franchise fees	117	432	252	260	764	390	—		2,215
Taxes, insurance and other	165	198	78	164	135	160	—		900
Depreciation of real estate owned	333	180	208	—	319	299	(1,339	)(C)	2,508
							2,508	(D)
Interest, net	(6,343)	507	152	375	321	397	(193	)(E)	(4,784)

Total expenses	(3,913)	4,064	2,348	1,702	4,115	2,686	1,526		12,528
Income tax expense	—	—	57	—	35	—	(92	)(G)	—

Net income	$5,398	$546	$827	$359	$1,484	$296	$(1,434)		$7,476

Basic and diluted earnings per common share	$0.35								$0.37

Weighted average common shares outstanding - basic and diluted	15,376						4,971	(F)	20,347

Notes to Pro Forma Condensed Consolidated Statement of Operations (unaudited):

(A)	Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2007 for the respective period prior to acquisition by the Company. The Company was initially formed on January 22, 2007, and had no operations before that date.

(B)	Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.

(C)	Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E)	Interest expense related to prior owner’s debt which was not assumed has been eliminated. Interest income has been adjusted for funds used to acquire properties as of January 1, 2007.

(F)	Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on January 1, 2007.

(G)	Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreements put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Eight, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer March 18, 2008